UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 23, 2006.
USG Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 606-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Contract and Item 8.01 Other Events.
     On February 23, 2006, USG Corporation (the “Corporation”) entered into Amendment No. 1 (the “Amendment”) to the Equity Commitment Agreement, dated as of January 30, 2006, between the Corporation and Berkshire Hathaway Inc. Under the Equity Commitment Agreement, Berkshire Hathaway committed to exercise all rights distributed to it in the Corporation’s proposed rights offering to existing stockholders and to purchase from the Corporation, at the same purchase price, all or substantially all of the common shares that are not otherwise issued pursuant to the exercise of rights by other stockholders. As consideration for Berkshire Hathaway’s commitment, the Corporation agreed to pay a commitment fee to Berkshire Hathaway.
     The purpose of the Amendment was to modify certain terms of the Equity Commitment Agreement relating to the payment of the commitment fee. The Amendment decreased the commitment fee from $100.0 million to $67.0 million and the commitment extension fee from $20.0 million to $6.7 million.
     The foregoing description of the Amendment is qualified entirely by the text of that agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
     This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.
     Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01 with respect to the creation of direct financial obligations in connection with the Amendment described therein.
     Item 3.02 Unregistered Sales of Equity Securities
     See Item 1.01 with respect to the Equity Commitment Agreement, as amended. The sale of certain of the securities to be issued pursuant to the Equity Commitment Agreement, as amended, may be effected through a private placement under Section 4(2) of the Securities Act of 1933, as amended, or pursuant to Regulation D promulgated under the Securities Act that is exempt from registration under Section 5 of the Securities Act.
     Item 8.01 Other Events
     On February 23, 2006, the Corporation issued a press release announcing that the Bankruptcy Court in its chapter 11 proceedings had approved the transactions contemplated by the Equity Commitment Agreement, as amended. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1    Amendment No. 1 to Equity Commitment Agreement, dated as of February 23, 2006, between USG Corporation and Berkshire Hathaway Inc.
99.1    USG Corporation press release dated February 23, 2006

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
Date: February 27, 2006	By:	/s/ Stanley L. Ferguson
Stanley L. Ferguson,
Executive Vice President And General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amendment No. 1 to Equity Commitment Agreement, dated as of February 23, 2006, between USG Corporation and Berkshire Hathaway Inc.

99.1	USG Corporation press release dated February 23, 2006